Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2024
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

Note 2 — Summary of significant accounting policies

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”).

 In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2024 and 2023 are not necessarily indicative of the results that may be expected for the full year. The information included in this interim report should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the financial statements and notes thereto included in the Group’s annual financial statements for the year ended December 31, 2023 filed with the SEC on April 30, 2024.

Principles of consolidation

The unaudited condensed consolidated financial statements include the financial statements of the Group and its subsidiaries. All intercompany transactions and balances are eliminated upon consolidation. All significant intercompany transactions and balances between the Company and its subsidiaries are eliminated upon consolidation.

Subsidiaries are those entities in which the Group, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

Non-controlling interest represents the portion of the net assets of a subsidiary attributable to interests that are not owned by the Company. The non-controlling interest is presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Non-controlling interest’s operating result is presented on the face of the consolidated statements of income and comprehensive income as an allocation of the total income for the year between non-controlling shareholders and the shareholders of the Company.

Liquidity

As of June 30, 2024, the Group incurred a net loss of approximately $11.2 million and had negative operation cash flow of approximately $1.1 million. The Group has historically funded its working capital needs primarily from public offering, operations, bank loans, advance payments from customers and shareholders. The working capital requirements are affected by the efficiency of operations, the numerical volume and dollar value of revenue contracts, the progress or execution on customer contracts, and the timing of accounts receivable collections.

In assessing its liquidity, the Group monitors and analyzes its cash on hand, its ability to generate sufficient revenue sources in the future and its operating and capital expenditure commitments. As of June 30, 2024, the Group had cash and cash equivalents of approximately $1.5 million.

On November 24, 2023, the Group entered into purchase agreements with twelve investors. The investors agreed to purchase an aggregate of $40,000,000 of the Group’s Class A ordinary shares at a share price of $0.3 (split-adjusted $6.0) per share. The Group issued 130,463,140 (split-adjusted 6,523,157) Class A ordinary shares on November 24, 2023.

On May 16, 2024, we entered into a standby equity purchase agreement (the “SEPA”) with YA II PN, LTD. (“YA”), pursuant to which YA purchases convertible promissory notes (the “Notes”) in the principal amount of $8,000,000 (the “Principal”), which shall be convertible into the Company’s ordinary shares, par value US$0.40 per share (the “Offering”), for gross proceeds of approximately $7,425,000. The Offering will be conducted in four closings. The first closing consists of offer and sale of a Note in the principal amount of $4,756,986. The first closing occurred on May 16, 2024. The second closing consists of offer and sale of a Note in the principal amount of $1,500,000. The second closing occurred on June 17, 2024.

The Group believes that its cash on hand and financing cash flows will be sufficient to fund its operations over at least the next 12 months from the date of this report. However, the Group may need additional cash resources in the future if the Group experiences changed business conditions or other developments, and may also need additional cash resources in the future if the Group wishes to pursue opportunities for investment, acquisition, strategic cooperation or other similar actions. If it is determined that the cash requirements exceed the Group’s amounts of cash on hand, the Group may seek to issue debt or equity securities or obtain a credit facility.

Use of estimates

The preparation of unaudited condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Group’s unaudited condensed consolidated financial statements include but not limited to the useful lives of property and equipment and capitalized development cost, impairment of long-lived assets, valuation of accounts receivables, valuation of convertible notes, loans to third parties, revenue recognition and realization of deferred tax assets and uncertain tax positions. Actual results could differ from these estimates.

Fair value measurement

ASC 825-10 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Group’s financial instruments including cash and cash equivalents, restricted cash, notes and accounts receivable, due from related parties, deposits and other current assets, short-term bank loans, accounts payable, deferred revenue, accrued expenses and other current liabilities due to related party, current operating lease liabilities and taxes payable approximates their recorded values due to their short-term maturities. The fair value of the long-term prepayment, deposits and other assets approximate their carrying amounts because the deposits were paid in cash.

Assets and Liabilities Measured or Disclosed at Fair Value on a recurring basis

The following tables represent the fair value hierarchy of the Group’s financial assets and liabilities measured at fair value on a recurring basis as of June 30, 2024 and December 31, 2023:

As of June 30, 2024
Fair Value Measurement at the Reporting Date using
	Quoted price in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable inputs Level 3	Total
Financial liabilities:
Convertible notes - Streeterville Note	$-	$-	$-	$-
Total	$-	$-	$-	$-

	As of December 31, 2023
	Fair Value Measurement at the Reporting Date using
	Quoted price in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable inputs Level 3	Total
Financial liabilities:
Convertible notes - Streeterville Note	-	-	5,020,633	5,020,633
Total	$-	$-	$5,020,633	$5,020,633

Streeterville Note

The Group elected the fair value option to account for Streeterville Note (Refer to Note 10 for additional information). The Group engaged an independent valuation firm to perform the valuation. The fair value of the Streeterville Note was calculated using the binomial tree model. The Streeterville Note was classified as level 3 instruments as the valuation was determined based on unobservable inputs which was supported by little or no market activity and reflect the Group’s own assumptions in measuring fair value. Significant estimates used in developing the fair value of the Streeterville Note included time to maturity, risk-free interest rate, straight debt discount rate, probability to convert and expected timing of conversion.

As the inputs used in developing the fair value for level 3 instruments are unobservable, and require significant management estimate, a change in these inputs could result in a significant change in the fair value measurement.

The following is a reconciliation of the beginning and ending balances for the Streeterville Note measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2024 and December 31, 2023:

	June 30,	December 31,
	2024	2023

Opening balance	$5,020,633	$9,079,966
Loss on change in fair value of convertible notes	(1,048,271)	21,166
Accrued interest	87,621	297,954
Cash repaid	(4,059,983)	(1,250,000)
Conversion of convertible notes	-	(3,128,453)
Total	$-	$5,020,633

Accounts receivable, net

Accounts receivable represents the amounts that the Group has an unconditional right to consideration and is recorded net of allowance for credit losses.

In 2016, the FASB issued ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASC Topic 326”), which amends previously issued guidance regarding the impairment of financial instruments by creating an impairment model that is based on expected losses rather than incurred losses. The Group has adopted this ASC Topic 326 and several associated ASUs on January 1, 2023 using a modified retrospective approach. The adoption has no material impact to the Group’s consolidated financial statements. The Group estimated allowance for credit losses to reserve for potentially uncollectible receivable amounts periodically, considering factors in assessing the collectability of its accounts receivable, such as historical distribution of the age of the amounts due, payment history, creditworthiness, forward-looking factor, historical collections data of the customers, to assess the credit risk characteristics. If there is strong evidence indicating that the accounts receivable is likely to be unrecoverable, the Group also makes specific allowance in the period in which a loss is determined to be probable. Accounts receivable are considered impaired and written-off when it is probable that all contractual payments due will not be collected after all collection efforts have been exhausted.

Impairment for long-lived assets other than goodwill

Long-lived assets, including property, equipment, furniture and fixtures and intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. When these events occur, the Group measures impairment by comparing the carrying values of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amounts of the assets, the Group would recognize an impairment loss based on the excess of the carrying value over the assessed discounted cash flow amount. For the six months ended June 30, 2024 and 2023 the Group did not recognize any impairment on the long-lived assets.

Business combinations

The cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of (i) the total of the cost of the acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the identifiable net assets of the acquiree, the difference is recognized directly in earnings.

The determination and allocation of fair values to the identifiable net assets acquired, liabilities assumed and noncontrolling interest is based on various assumptions and valuation methodologies requiring considerable judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Group determines discount rates to be used based on the risk inherent in the acquiree’s current business model and industry comparisons. Although the Group believes that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from forecasted amounts and the differences could be material.

Goodwill

Goodwill is the cost of acquired companies in excess of the fair value of identifiable net assets at acquisition date. Goodwill is not subject to amortization, but rather is evaluated for impairment at least annually. The Group evaluates its goodwill for impairment during the fourth quarter of its fiscal year or more frequently if indicators of potential impairment exist, in accordance with ASC 350, Intangibles - Goodwill and Other. Goodwill impairment is determined by comparing the estimated fair value of a reporting unit (generally defined as the businesses for which financial information is available and reviewed regularly by management) with its respective carrying value. If the estimated fair value exceeds the carrying value, goodwill at the reporting unit level is not deemed to be impaired. However, if the estimated fair value is below carrying value, further analysis is required to determine the amount of the impairment.

In the course of evaluating the potential impairment of goodwill, the Group may perform either a qualitative or a quantitative assessment. The Group’s qualitative assessment of potential impairment may result in the determination that a quantitative impairment analysis is not necessary. Under this elective process, the Group assesses qualitative factors to determine whether the existence of events or circumstances leads the Group to determine that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If after assessing the totality of events and circumstances, the Group determines it is more likely than not that the fair value of a reporting unit is greater than its carrying amount, then performing a quantitative analysis is not required. However, if the Group concludes otherwise, then the Group performs a quantitative impairment analysis.

If the Group either chooses not to perform a qualitative assessment, or the Group chooses to perform a qualitative assessment but is unable to qualitatively conclude that no impairment has occurred, then the Group performs a quantitative evaluation. In the case of a quantitative assessment, the Group estimates the fair value of the reporting unit with which the goodwill that is subject to the quantitative analysis is associated and compares it to the carrying value. If the estimated fair value of a reporting unit is less than its carrying value, the excess is recorded as a goodwill impairment, which is limited to the total amount of goodwill allocated to that reporting unit.

For the six months ended June 30, 2024, the Group performed a qualitative assessment for the reporting unit. Based on the requirements of ASC 350-20, the Group evaluated all relevant qualitative and quantitative factors, weighed all factors in their entirety and concluded that it was not more-likely-than-not that the fair value of the reporting unit was less than its carrying amount. Therefore, no goodwill impairment was recognized for the six months ended June 30, 2024 and 2023.

Revenue recognition

The Group adopted ASC Topic 606. Under ASC 606, revenue is recognized when control of promised goods or services is transferred to the Group’s customers in an amount of consideration to which an entity expects to be entitled to in exchange for those goods or services and is recorded net of value-added tax (“VAT”). To achieve that core principle, the Group applies the following steps:

Step 1: Identify the contract (s) with a customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation

The Group derives its revenues from four sources: (1) revenue from application development services, (2) revenue from consulting and technical support services, (3) revenue from subscription services, (4) trading revenue and (5) others revenue. All of the Group’s contracts with customer do not contain cancelable and refund-type provisions.

(1) Revenue from application development service

The Group’s application development service contracts are primarily on a fixed-price basis, which require the Group to perform services including project planning, project design, application development and system integration based on customers’ specific needs. These services also require significant production and customization. Upon delivery of the services, customer acceptance is generally required. In the same contract, the Group is generally required to provide post-contract customer support (“PCS’) for a period from three months to three years (“PCS period”) after the customized application development services are delivered. The type of services for PCS clause is generally not specified in the contracts or as stand-ready services on when-and-if-available basis. The unspecified PCS is stand-ready service on when-and-if-available basis. It grants the customers on line and telephone access to technical support personnel during the term of the service. Specified PCS includes specified service term in the contract such as training.

The Group’s application development service revenues are generated primarily from contracts with PRC government or related agencies and state-owned enterprises. The contracts contain negotiated billing terms which generally include multiple payment phases throughout the contract term and a significant portion (30% - 50%) of contract amount usually is billed upon the completion of the related projects. Pursuant to the contract terms, the Group has enforceable right on payments for the work performed.

The Group sometimes provides a warranty for its application development service contracts. The warranty period is typically 12-36 months upon the completion of the application development service. In accordance with ASC 606-10-25-19, the Group believes the warranty provision in the contracts generally represents service-type warranty, which is a distinct performance obligation and the Group also provides the similar service on standalone basis and customers can benefit from the related service-type warranty service. For the service warranty component, the customer simultaneously receives and consumes the benefits provided by the Group performance over the warranty term, therefore, the service warranty is satisfied over time. The revenue allocated to the service warranty is recognized over the warranty period.

The Group assesses that application development service, PCS or specific service and service-type warranty, if applicable, are distinct performance obligations in the application development service contracts. The Group provides these services on standalone basis and customers are able to benefit from each of the service on its own. In addition, the timing of delivery of these performance obligations can be separately identifiable in the contracts. The transaction price is allocated to these identified performance obligations based on the relative standalone selling prices. The transaction price allocated to PCS or unspecific service and service-type warranty, if applicable, on a straight-line method over the contractual period. Revenue allocated to specified PCS is recognized as the related services are rendered. The transaction price allocated to application development service is recognized over time as the Group’s performance creates or enhances the project controlled by the customer and the control is transferred continuously to our customers. The Group uses an input method based on cost incurred as the Group believes that this method most accurately reflects the Group’s progress toward satisfaction of the performance obligation, which usually takes less than one year. Under this method, the transaction price allocated to application development service is recognized as work is performed based on the ratio of costs incurred to date to the total estimated costs at completion of the performance obligations.

Incurred costs include all direct material, labor and subcontract costs, and those indirect costs related to application development performance, such as indirect labor, supplies, and tools. Cost-based input method requires the Group to make estimates of revenues and costs to complete the construction. In making such estimates, significant judgment is required to evaluate assumptions related to the costs to complete the application development, including materials, labor, and other system costs. The Group’s estimates are based upon the professional knowledge and experience of our engineers and project managers to assess the contract’s schedule, performance, technical matters. The Group has adequate cost history and estimating experience, and with respect to which management believes it can reasonably estimate total development costs. If the estimated costs are greater than the related revenues, the Group recognizes the entire estimated loss in the period the loss becomes known and can be reasonably estimated. Changes in estimates for application development services include but not limited to cost forecast changes and change orders. The cumulative effect of changes in estimates is recorded in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated. To date, the Group has not incurred a material loss on any contracts. However, as a policy, provisions for estimated losses on such engagements will be made during the period in which a loss becomes probable and can be reasonably estimated. If contract modifications result in additional goods or services that are distinct from those transferred before the modification, they are accounted for prospectively as if the Group entered into a new contract. If the goods or services in the modification are not distinct from those in the original contract, sales and gross profit are adjusted using the cumulative catch-up method for revisions in estimated total contract costs and contract values.

In certain application development service arrangements, the Group sells and delivers IT equipment on standalone basis prior to the delivery of the services. In these cases, the Group controls the IT equipment before they are transferred to the customer. The Group has the right to direct the suppliers and control the goods or assets transferred to its customers. Thus, the Group considers it should recognize revenue as a principal in the gross amount of consideration to which it is entitled in exchange for the IT equipment delivered. The Group assesses the sale of equipment is separately identifiable from other promises in the contract and it is distinct performance obligation within the context of the contract. Accordingly, the revenue from the related IT equipment based on its relative standalone selling price is recognized upon customer acceptance after delivery.

(2) Revenue from consulting and technical support services

Revenue from consulting and technical support services is primarily comprised of fixed-fee contracts, which require the Group to provide professional consulting and technical support services over contract terms beginning on the commencement date of each contract, which is the date its service is made available to customers. Billings to the customers are generally on a monthly or quarterly basis over the contract term, which is typically 12 to 24 months. The consulting and technical support services contracts typically include a single performance obligation. The revenue from consulting and technical support services is recognized over the contract term on a straight-line basis as customers receive and consume benefits of such services.

(3) Revenue from subscription services

Revenue from subscription services is comprised of subscription fees from customers accessing the Group’s software-as-a-service applications for a subscribed period. The Group’s monthly or quarterly billing to customer is on the basis of number of uses or the actual usage by the customers. The subscription arrangements are considered service contracts because customers do not have the right to take possession of the software and can only benefit from the software when provided the right to access the software. Accordingly, the subscription services contracts typically include a single performance obligation. The revenue from subscription services is recognized over the contract term on a straight-line basis or based on the actual usage as customers receive and consume benefits of such services.

(4) Trading revenue

The Group started trading business for the year ended December 31, 2021 and recognized revenue at a point in time when control of such products transfers to the customer, which generally occurs upon shipment or delivery depending on the terms of the contracts with the customer. Product sale contracts typically include a single performance obligation and there are no rights of return. The transaction price is based on the fixed contractual price with the customer. Billings to the customer for the sale of products occur at the time the products are transferred to the customer.

(5) Others revenue

In April 2023, the Group started regional authorization membership program to engage independent merchant to assist in developing specified geographical regions. The program grants non-exclusive geographical territory business development to the authorized distributors within that defined territory. The Group’s services under regional cooperation agreements include marketing support to advertise as well as utilization of the Group’s trademark and copyrights for business promotion purpose. The term of cooperation agreements is typically one to two years. The Group charges a fixed amount authorization fee which is non-refundable and to be paid upon execution of an authorization agreement. For all the Group’s cooperation agreements, the amount of fee is fixed or determinable and no right of return provision indicated in the agreement. Since the Group provides no financing to authorized distributors and offers no guarantees on their behalf, the services provided by the Group are considered to represent a single performance obligation. The agreement price is fully allocated to the single performance obligation. The total authorization fees are recognized ratably on a straight-line basis over the term of the cooperation agreements. Other revenues accounted for 2.7% of the Group’s revenue for the six months ended June 30, 2024.

Revenue includes reimbursements of travel and out-of-pocket expense, with equivalent amounts of expense recorded in cost of revenue. The Group reports revenues net of value added tax (“VAT”). The Group’s subsidiaries in PRC are subject to a 3% to 13% value added tax (“VAT”) and related surcharges on the revenues earned from providing services or products.

Practical Expedient and Exemptions

The Group does not disclose the value of unsatisfied performance obligations within one year by applying the right to invoice practical expedient provided by ASC 606-10-55-18.

Contract balance

The accounts receivable includes both unbilled accounts receivable and billed accounts receivable. The Group records unbilled accounts receivable for revenue that has been recognized in advance of billing the customer, which is common for application development service contracts. The unbilled accounts receivable represents the Group’s right to consideration in exchange for the service that the Group has performed to the customer before payment is due and the unbilled account receivable will be reclassified into billed accounts receivable when the Group has the right to invoice. Contract liabilities are presented as deferred revenue on the consolidated balance sheet. Contract liabilities relate to payments received in advance of completion of performance obligations under a contract. Contract liabilities are recognized as revenue upon the completion of performance obligations. As of June 30, 2024 and December 31, 2023 the balance of deferred revenue amounted to $1,987,674 and $2,175,896, respectively.

Operating leases

The Group adopted Topic 842 on January 1, 2022 using the modified retrospective transition approach. The Group has lease contracts for factory and office space under operating leases. The Group determines whether an arrangement constitutes a lease and records lease liabilities and right-of-use assets on its consolidated balance sheets at lease commencement. The Group measures its lease liabilities based on the present value of the total lease payments not yet paid discounted based on the more readily determinable of the rate implicit in the lease or its incremental borrowing rate, which is the estimated rate the Group would be required to pay for a collateralized borrowing equal to the total lease payments over the term of the lease. The Group estimates its incremental borrowing rate based on an analysis of weighted average interest rate of its own bank loans. The Group measures right-of-use assets based on the corresponding lease liability adjusted for payments made to the lessor at or before the commencement date, and initial direct costs it incurs under the lease. The Group begins recognizing lease expense when the lessor makes the underlying asset available to the Group.

For leases with lease term less than one year (short-term leases), the Group records operating lease expense in its consolidated statements of operations on a straight-line basis over the lease term and record variable lease payments as incurred.

Income taxes

The Group accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the unaudited condensed consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the six months ended June 30, 2024 and 2023. All of the tax returns of the Group’s subsidiary in China remain subject to examination by the tax authorities for five years from the date of filing.

Loss per Share

Earnings (loss) per ordinary share is calculated in accordance with ASC 260, Earnings per Share. Basic earnings (loss) per ordinary share is computed by dividing the net income (loss) attributable to shareholders of the Company by the weighted average number of ordinary shares outstanding during the year. Diluted earnings (loss) per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period. Potential ordinary shares include ordinary shares issuable upon the exercise of outstanding share options by using the treasury stock method and ordinary shares issuable upon the conversion of convertible instruments using the if-converted method. Potential ordinary shares are not included in the denominator of the diluted net (loss)/earnings per share calculation when inclusion of such shares would be anti-dilutive. For the six months ended June 30, 2024 and 2023, since the Group had a loss, basic and dilutive loss per share is the same.

Share-Based compensation

The Group accounts for share-based awards to employees and nonemployees directors and consultants in accordance with the provisions of ASC 718, Compensation—Stock Compensation, and under the recently issued guidance following FASB’s pronouncement, ASU 2018-07, Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. Under ASC 718, and applicable updates adopted, for employee stock-based awards, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense with graded vesting on a straight-line basis over the requisite service period for the entire award. For the non-employee stock-based awards, the fair value of the awards to non-employees are measured every reporting period based on the value of the Group’s common stock.

Commitments and Contingencies

In the normal course of business, the Group is subject to contingencies, including legal proceedings and claims arising out of the business that relate to a wide range of matters, such as government investigations and tax matters. The Group recognizes a liability for such contingency if it determines it is probable that a loss has occurred and a reasonable estimate of the loss can be made. The Group may consider many factors in making these assessments including historical and the specific facts and circumstances of each matter.

Segment reporting

The Group’s chief operating decision maker (“CODM”) has been identified as its CEO, who reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole and hence, the Group has only one reportable segment. The Group does not distinguish between markets or segments for the purpose of internal reporting. The Group’s long-lived assets are substantially all located in the PRC and all of the Group’s revenues are derived from the PRC. Therefore, no geographical segments are presented.

Concentrations of Risks

(a)	Concentration of credit risk

Assets that potentially subject the Group to significant concentration of credit risk primarily consist of cash, restricted cash, accounts receivable and other current assets. The maximum exposure of such assets to credit risk is their carrying amounts as at the balance sheet dates. As of June 30, 2024 and December 31, 2023, the aggregate amount of cash, cash equivalents and restricted cash of $2,650,752 and $4,056,150, respectively, were held at major financial institutions in PRC mainland, which the management believes are of high credit quality. On May 1, 2015, China’s new Deposit Insurance Regulation came into effect, pursuant to which banking financial institutions, such as commercial banks, established in China are required to purchase deposit insurance for deposits in RMB and in foreign currency placed with them. Such Deposit Insurance Regulation would not be effective in providing complete protection for the Group’s accounts, as its aggregate deposits are much higher than the compensation limit. However, the Group believes that the risk of failure of any of these Chinese banks is remote. Bank failure is uncommon in China and the Group believes that those Chinese banks are financially sound based on public available information. The Group conducts credit evaluations of its customers and suppliers, and generally does not require collateral or other security from them.

(b)	Foreign currency risk

A majority of the Group’s expense transactions are denominated in RMB and a significant portion of the Group and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Group in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

The Group’s functional currency is the RMB, and the Group’s financial statements are presented in U.S. dollars. The RMB deprecation by 2.9% in fiscal year 2023 and further deprecation by 2.4% for the six months ended June 30, 2024. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. The change in the value of the RMB relative to the U.S. dollar may affect our financial results reported in the U.S. dollar terms without giving effect to any underlying changes in our business or results of operations. Currently, our assets, liabilities, revenues and costs are denominated in RMB. To the extent that the Group needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Group would receive from the conversion. Conversely, if the Group decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Group.

(c)	Significant customers

For the six months ended June 30, 2024, three customers accounted for 13.7%, 12.9% and 10.0% of the Group’s total revenues. For the six months ended June 30, 2023, one customer accounted for 39.4% of the Group’s total revenues. As of June 30, 2024, one customer accounted for 15.3% of the Group’s accounts receivable. As of December 31, 2023, one customer accounted for 15.9% of the Group’s accounts receivable.

(d)	Significant suppliers

For the six months ended June 30, 2024, five suppliers accounted for 15.4%, 13.4%, 11.5%, 10.9% and 10.4% of the Group’s total purchases, respectively. For the six months ended June 30, 2023, one supplier accounted for 59.3% of the Group’s total purchases, respectively. As of June 30, 2024, two suppliers accounted for 22.6% and 10.8% of the Group’s total accounts payable. As of December 31, 2023, one supplier accounted for 24.5% of the Group’s total accounts payable.

Recently issued accounting pronouncements

The Group considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued. Under the Jumpstart Our Business Startups Act of 2012, as amended (“the JOBS Act”), the Group meets the definition of an emerging growth company, or EGC, and has elected the extended transition period for complying with new or revised accounting standards, which delays the adoption of these accounting standards until they would apply to private companies.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures (Topic 740). The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The ASU is effective on a prospective basis for annual periods beginning after December 15, 2025. Early adoption is also permitted for annual financial statements that have not yet been issued or made available for issuance. Once adopted, this ASU will result in additional disclosures. The Group is currently assessing the potential impact of the rule on our disclosures.

In November 2023, FASB issued ASU 2023-07, Improvements to Reportable Segment Disclosures (Topic 280). This ASU updates reportable segment disclosure requirements by requiring disclosures of significant reportable segment expenses that are regularly provided to the Chief Operating Decision Maker (“CODM”) and included within each reported measure of a segment’s profit or loss. This ASU also requires disclosure of the title and position of the individual identified as the CODM and an explanation of how the CODM uses the reported measures of a segment’s profit or loss in assessing segment performance and deciding how to allocate resources. The ASU is effective for annual periods beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is also permitted. This ASU will result in additional required disclosures when adopted, where applicable. The Group is currently assessing the potential impact of the rule on our disclosures.

In March 2024, the FASB issued ASU 2024-01, “Compensation - Stock Compensation (Topic 718) - Scope Application of Profits Interest and Similar Awards” (“ASU 2024-01”), which intends to improve clarity and operability without changing the existing guidance. ASU 2024-01 provides an illustrative example intended to demonstrate how entities that account for profits interest and similar awards would determine whether a profits interest award should be accounted for in accordance with Topic 718. Entities can apply the guidance either retrospectively to all prior periods presented in the financial statements or prospectively to profits interest and similar awards granted or modified on or after the date of adoption. ASU 2024-01 is effective for annual periods beginning after December 15, 2024, and interim periods within those annual periods. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Group is currently evaluating the potential impact of adopting this guidance on Financial Statements.

In March 2024, the FASB issued ASU 2024-02, “Codification Improvements – Amendments to Remove References to the Concept Statements” (“ASU 2024-02”). ASU 2024-02 contains amendments to the FASB Accounting Standards Codification that remove references to various FASB Concepts Statements. In most instances, the references are extraneous and not required to understand or apply the guidance. In other instances, the references were used in prior Statements to provide guidance in certain topical areas. ASU 2024-02 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Group is currently evaluating the potential impact of adopting this guidance on Financial Statements.

Except for the above-mentioned pronouncements, there are no new recent issued accounting standards that will have a material impact on the condensed consolidated financial position, statements of operations and cash flows.